                                                                      Exhibit 11

Joint Filer Information

Name of Joint Filer:       John T. Kim individually and as settlor, trustee, and
                           beneficiary of John T. Kim Trust of 12/31/87

Address:                   1345 Enterprise Drive
                           West Chester, Pennsylvania 19380

Designated Filer:          Susan Y. Kim

Issuer & Ticker Symbol:    GameStop Corp. (GME)

Date of Event Requiring
Statement:
                           October 8, 2005

Signature:                 /S/ MEMMA S. KILGANNON
                           As Attorney-in-Fact for John T. Kim, in his capacities
                           listed above (see attached power of attorney)

                                  * * * * * * *

Name of Joint Filer:       David D. Kim individually and as settlor, trustee and
                           beneficiary of David D. Kim Trust of 12/31/87

Address:                   1345 Enterprise Drive
                           West Chester, Pennsylvania 19380

Designated Filer:          Susan Y. Kim

Issuer & Ticker Symbol:    GameStop Corp. (GME)

Date of Event
Requiring Statement:       October 8, 2005

Signature:                 /S/ MEMMA S. KILGANNON
                           As Attorney-in-Fact for David D. Kim, in his
                           capacities listed above (see attached power of
                           attorney)

                                  * * * * * * *

Name of Joint Filer:       Susan Y. Kim individually and as settlor, trustee and
                           beneficiary of Susan Y. Kim Trust of 12/31/87

Address:                   1345 Enterprise Drive
                           West Chester, Pennsylvania 19380

Designated Filer:          Susan Y. Kim

Issuer & Ticker Symbol:    GameStop Corp. (GME)

Date of Event
Requiring Statement:       October 8, 2005

Signature:                 /S/ MEMMA S. KILGANNON
                           As Attorney-in-Fact for Susan Y. Kim, in her
                           capacities listed above (see attached power of
                           attorney)

                                  * * * * * * *

Name of Joint Filer:       Agnes C. Kim

Address:                   1345 Enterprise Drive
                           West Chester, Pennsylvania 19380

Designated Filer:          Susan Y. Kim

Issuer & Ticker Symbol:    GameStop Corp. (GME)

Date of Event
Requiring Statement:       October 8, 2005

Signature:                 /S/ MEMMA S. KILGANNON
                           As Attorney-in-Fact for Agnes C. Kim,
                           (see attached power of attorney)

                                  * * * * * * *

Name of Joint Filer:       EB Nevada, Inc.

Address:                   1345 Enterprise Drive
                           West Chester, Pennsylvania 19380

Designated Filer:          Susan Y. Kim

Issuer & Ticker Symbol:    GameStop Corp. (GME)

Date of Event
Requiring Statement:       October 8, 2005

Signature:                 /S/ SUSAN Y. KIM

                                  * * * * * * *

Name of Joint Filer:       The Electronics Boutique, Inc.

Address:                   1345 Enterprise Drive
                           West Chester, Pennsylvania 19380

Designated Filer:          Susan Y. Kim

Issuer & Ticker Symbol:    GameStop Corp. (GME)

Date of Event
Requiring Statement:       October 8, 2005

Signature:                 /S/ SUSAN Y. KIM

                                  * * * * * * *